SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 30, 2006
Date of Report
(Date of Earliest Event Reported)

 SONOSITE, INC.
(Exact Name of Registrant as Specified in Charter)

Washington	0-23791	91-1405022
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

21919 30th Drive S.E., Bothell, Washington 98021-3904
(Address of Principal Executive Offices)   (Zip Code)

(425) 951-1200
(Registrant's Telephone Number, Including Area Code)

 None
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 30, 2006, SonoSite, Inc. issued a press release announcing its financial results for the third quarter ended September 30, 2006. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated into this current report by reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 30, 2006, SonoSite, Inc. announced that Senior Vice President and Chief Operating Officer Bradley G. Garrett has elected to retire effective December 31, 2006.  A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated into this current report by reference.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

99.1

SonoSite, Inc. press release issued October 30, 2006, announcing its financial results for the third quarter ended September 30, 2006 and announcing the December 31, 2006 retirement of Bradley G. Garrett.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, SonoSite, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOSITE, INC.

Dated:	October 30, 2006	By:	/s/ MICHAEL J. SCHUH

Michael J. Schuh Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1

SonoSite, Inc. press release issued October 30, 2006, announcing its financial results for the third quarter ended September 30, 2006 and announcing the December 31, 2006 retirement of Bradley G. Garrett.